EXHIBIT 32


CERTIFICATION  OF  CHIEF EXECUTIVE OFFICER OF SHARP HOLDING CORPORATION PURSUANT
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TO  SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C.
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63.
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I, GEORGE SHARP, the Chief Executive Officer of SHARP HOLDING CORPORATION hereby certify that SHARP HOLDING CORPORATION'S periodic report on Form 10QSB and the financial statements contained therein fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of SHARP HOLDING CORPORATION.

Date:   AUGUST 19, 2003

/S/  GEORGE  SHARP
------------------
GEORGE  SHARP
CHIEF EXECUTIVE OFFICER OF SHARP HOLDING CORPORATION




CERTIFICATION  OF CHIEF ACCOUNTING OFFICER OF SHARP HOLDING CORPORATION PURSUANT
--------------------------------------------------------------------------------
TO  SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C.
--------------------------------------------------------------------------------
63.
--


I, GEORGE SHARP, the Chief Accounting Officer of SHARP HOLDING CORPORATION hereby certify that SHARP HOLDING CORPORATION'S periodic report on Form 10QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of SHARP HOLDING CORPORATION.



Date:   AUGUST 19, 2003

/S/  GEORGE SHARP
------------------
GEORGE SHARP
CHIEF ACCOUNTING OFFICER OF SHARP HOLDING CORPORATION


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